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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 24, 2004

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16014 (Commission File Number)	23-2417713 (IRS Employer Identification No.)
5619 DTC Parkway—Greenwood Village, CO 80111 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 268-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On September 24, 2004, Amendment No. 2 ("Amendment No. 2") to that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2004, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc., Adelphia California Cablevision, LLC, as borrowers, Adelphia Communications Corporation (the "Company") and certain of its other direct and indirect subsidiaries named therein, as guarantors, JPMorgan Chase Bank, as Administrative Agent, CitiGroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and CitiGroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, CitiCorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the other Lenders named therein (as amended, the "DIP Credit Agreement" and the lenders thereunder are referred to herein as the "DIP Lenders"), became effective.

        Under the terms of Amendment No. 2, (x) the date by which the Company is required to deliver to the DIP Lenders its consolidated audited balance sheet and related consolidated audited statement of income and cash flows for the fiscal years ended December 31, 2002 and December 31, 2003 has been extended from September 30, 2004 until no later than December 31, 2004 and (y) the date by which each of the designated subsidiary borrowing groups under the DIP Credit Agreement is required to deliver to the DIP Lenders a consolidating schedule containing balance sheets and related statements of income and cash flows for such designated subsidiary borrower group for the fiscal years ended December 31, 2002 and December 31, 2003 has been extended from September 30, 2004 until no later than February 28, 2005.

        A copy of Amendment No. 2 is attached to this filing as Exhibit 10.01 and is incorporated herein by reference, and the foregoing summary of the terms and conditions of Amendment No. 2 is qualified in its entirety by reference to such exhibit.

        As previously announced, a syndicate of financial institutions have committed to provide to the Company up to $8.8 billion in exit financing in connection with the Company's emergence from bankruptcy. Certain of the DIP Lenders and certain of the agents under the DIP Credit Agreement are members of the syndicate of financial institutions that have committed to provide such exit financing to the Company. In addition, certain of the DIP Lenders and certain of the agents under the DIP Credit Agreement were lenders and agents under certain of the Company's and its subsidiaries' pre-petition credit facilities. As previously announced, the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders appointed in the bankruptcy cases of the Company and its subsidiaries have, on behalf of the Company and its subsidiaries, previously initiated an adversary proceeding against the lenders and agents under the Company's and its subsidiaries' pre-petition credit agreements. A more complete description of such adversary proceeding is set forth in the Adelphia Operating Report (as hereinafter defined) which is attached to this filing as Exhibit 99.1 and is incorporated herein by reference, and the foregoing summary of such adversary proceeding is qualified in its entirety by reference to such exhibit.

Item 7.01. Regulation FD Disclosure.

Operating Reports

        On September 27, 2004, the Company and certain other debtor-in-possession subsidiaries of the Company filed their unaudited consolidated Monthly Operating Report (the "Adelphia Operating Report") for the month of August 2004 with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated financial statements and the Bankruptcy Court reporting schedules set forth in the Adelphia Operating Report as filed with the Bankruptcy Court.

        On September 27, 2004, Century-ML Cable Venture ("Century-ML") filed its unaudited Monthly Operating Report (the "Century-ML Operating Report," and together with the Adelphia Operating Report, the "Operating Reports") for the month of August 2004 with the Bankruptcy Court. Century-ML is a joint venture partnership between ML Media Partners, L.P. and Century Communications Corporation, a wholly owned subsidiary of the Company. Exhibit 99.2 to this Current Report on Form 8-K contains the unaudited financial statements and the Bankruptcy Court reporting schedules set forth in the Century-ML Operating Report as filed with the Bankruptcy Court.

        The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information, and are in the format prescribed by applicable bankruptcy laws. The Operating Reports are subject to revision. The Operating Reports also contain information for periods, which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the Operating Reports and the other information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

        As a result of actions taken by management of the Company during the time that members of the Rigas family held senior executive positions: (a) the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Annual Report on Form 10-K for the years ended December 31, 2003, 2002 and 2001; (b) the Company's former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew the audit reports it had issued with respect to the financial statements of the Company; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended June 30, 2004, March 31, 2004, September 30, 2003, June 30, 2003 and March 31, 2003; (d) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2002, June 30, 2002 and March 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and possibly other periods. New management took control of the Company in May 2002, retained new independent auditors and began the preparation of financial statements for the periods in question. Current management believes that the public information provided by certain members of the Rigas family on other matters of interest to investors, such as the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards, was unreliable. Until the completion of the restatement and the disclosure of restated financial results, previously reported financial information and other public information provided by the Rigas family should not be relied upon and information contained in this report may have to be updated or supplemented. The Company is working to complete the restatement as promptly as possible and to obtain the opinion of its independent auditors on such restated financial statements. Receipt of an audit opinion with respect to the restated financial statements is a condition to consummation of the Company's proposed plan of reorganization and to consummation of the Company's proposed exit financing facilities.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include the Company's pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of the process to sell the Company or its assets, customer response to repackaged services, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2004	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)
	By:	/s/ SCOTT MACDONALD Scott Macdonald Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2, dated as of September 24, 2004, to Second Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2004, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as borrowers, the Guarantors listed on Annex B thereto, as guarantors, JPMorgan Chase Bank, as Administrative Agent, CitiGroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and CitiGroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, CitiCorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the Lenders party thereto.
99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended August 31, 2004, dated September 27, 2004.
99.2	Century-ML Cable Venture Monthly Operating Report for the period ended August 31, 2004, dated September 27, 2004.

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SIGNATURE
EXHIBIT INDEX